EXHIBIT 10.29


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

     THIS SECURITY AGREEMENT dated as of the 24th day of July, 2001 made by Infowave Software, Inc. (the "Borrower"), a corporation incorporated under the laws of British Columbia and having its chief executive office at Suite 200, 4664 Lougheed Highway, Burnaby, BC, V5C 5T5 (facsimile (604) 473-3799), to and in favour of Thomas Koll (the "Lender"), having an office at Suite 200, 4664 Lougheed Highway, Burnaby, BC, V5C 5T5 (facsimile (604) 473-3799).

     WHEREAS:

A. The Credit Agreement was entered into by the Borrower and the Lender, dated as of the date hereof and the Lender has agreed to advance certain credit facilities on the terms and conditions set out in the Credit Agreement.

B. It is a condition of the advance of the said credit facilities by the Lender to the Borrower that the Borrower execute and deliver this Security Agreement to the Lender as collateral security for the payment and performance of the Obligations.

     NOW THEREFORE WITNESSETH that, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Borrower, the Borrower covenants, declares and agrees as follows:

                                   ARTICLE 1
                                 INTERPRETATION

     Section 1.1 Terms Incorporated for Reference. All capitalized terms used but not otherwise defined in this Security Agreement shall have the meanings attributed to them in the Credit Agreement. Terms defined in the British Columbia Personal Property Security Act (as amended from time to time, the "PPSA") and used but not otherwise defined in this Security Agreement shall have the same meaning herein.

     Section 1.2 Defined Terms. In this Security Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and terms shall have the following meanings:

          "Borrower" means Infowave Software, Inc., and its successors and permitted assigns;

          "Collateral" has the meaning set forth in Section 2.1;

          "Credit Agreement" means the loan agreement dated as of the date hereof between the Lender and the Borrower (as such agreement may at any time or from time to time be amended, supplemented or otherwise modified or restated);

          "Intellectual Property" means the Collateral, other than any proceeds or payments;

          "Lender" means Thomas Koll and his heirs, executors, administrators, successors and assigns;

          "Licenses" means any and all licenses, sub-licenses, leases, sub-leases, agreements to license or sub-license or lease or sub-lease, rights of use or control (whether as licensee or licensor or lessee or lessor and whether exclusive or non-exclusive) in respect of or in connection with the acquisition, ownership or use of Intellectual Property, together in each case with any amendments, supplements, modifications, extensions, renewals or replacements thereof, and "License" means any one of them;

          "Lien" includes any mortgage, pledge, lien, hypothecation, security interest or other encumbrance or charge (whether fixed, floating or otherwise) or title retention, any right of set-off (arising otherwise than by operation of law) and any deposit of moneys under any agreement or arrangement whereby such moneys may be withdrawn only upon fulfillment of any conditions as to the discharge of any other indebtedness or other obligation to any creditor, or any right of or arrangement of any kind with any creditor to have its claims satisfied prior to other creditors with or from the proceeds of any properties, assets or revenues of any kind now owned or hereafter acquired;

          "Obligations" has the meaning set forth in Section 2.2(1);

          "Official Body" means any government or political subdivision or any agency, authority, bureau, central bank, monetary authority, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, whether foreign or domestic;

          "Patents" has the meaning set forth in Section 2.1(b);

          "Permitted Encumbrance" has the meaning set forth in the Credit Agreement;

          "PPSA" has the meaning set forth in Section 1.1;

          "Royalties" means all royalties, rents, issues, proceeds, profits or other fees (including, without limitation, license fees), charges, assessments or penalties payable to the Borrower or due or accruing due to the Borrower pursuant to any License;

          "Security   Agreement"  means  this  intellectual   property  security
agreement, as amended, supplemented, or otherwise modified or restated;

          "Security Interest" has the meaning set forth in Section 2.2.(1); and

          "Trade-marks" has the meaning set forth in Section 2.1(a).

                                   ARTICLE 2
                                    SECURITY

     Section 2.1 Grant of Security. Subject to Section 2.4, the Borrower hereby grants to the Lender a security interest in all present and after-acquired intellectual or industrial property of the Borrower, including without limitation all of the Borrower's right, title and interest throughout the world in and to the following property, which is currently or in the future may be owned, created, acquired, or used (whether pursuant to a License or otherwise) by the Borrower, in whole or in part (collectively, the "Collateral", and all references thereto herein include any part thereof):

     (a) all trade-marks and rights and interests which are capable of being protected as trade-marks (including service marks, certification marks, designs, logos, indicia, trade names, corporate names, company names, business names, fictitious business names, trade styles, and other source or business identifiers, and applications pertaining thereto), and including the trade names, trade-marks, trade-mark registrations and pending applications listed on Schedule A attached hereto, as the same may be updated hereafter from time to time, and rights to apply for, register, renew and extend such trade-marks and trade-mark rights, and all Licenses in respect of any of the above (the "Trade-marks");

     (b) all of the Borrower's right, title and interest in and to all patentable and unpatentable inventions, invention disclosures, patents, patent applications, industrial designs and industrial design applications, including the applications and registrations listed on Schedule B attached hereto, as the same may be updated hereafter from time to time, all reissues, divisions renewals, extensions and continuations in part, foreign filing rights, and rights to register, renew and extend such rights, and to request reexamination and/or reissue of the patents, and all Licenses in respect of any of the above (the "Patents");

     (c)  all  copyrights,  copyright  applications,   copyright  registrations,
          know-how, trade secrets, technical processes, recipes and formulae, and Licenses in respect of any of the above (the "Copyrights");

     (d) the right (without obligation) to sue or bring opposition, expungement or cancellation proceedings in the name of the Borrower or in the name of the Lender for past, present and future infringements or violations of any of the intellectual property listed in paragraphs (a) to (c) above;

     (e) all general intangibles relating to the foregoing, including all associated goodwill;

     (f) all rights in databases and data collections and all rights therein throughout the world;

     (g) all rights in computer software including all source code, object code, firmware, development tools, files, records and data and all documentation relating to the foregoing;

     (h)  all World Wide Web addresses, sites and domain names;

     (i) all proceeds of and rights associated with any and all of the foregoing (including, without limitation, Royalties and claims by the Borrower against third parties for past, present or future infringement of the Intellectual Property, including those items listed in the Schedules to this Security Agreement, or for injury to the goodwill associated with the use of any of the Trade-marks or for breach or enforcement of any License, Royalties and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance, or any indemnity, warranty, or guarantee, payable by reason of loss or damage to or otherwise with respect to the Collateral;

     (j) all contracts, licenses, sublicenses and agreements with respect to, relating to or ancillary to any of the foregoing; and

     (k) any similar, corresponding, or equivalent rights to any of the foregoing throughout the world.

     Section 2.2 Obligations Secured. (1) The security interests granted hereby (collectively, the "Security Interest") shall be continuing collateral security for the due payment and performance of all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, joint or several or joint and several, at any time due or accruing due by the Borrower to the Lender under the Credit Agreement and the Security Instruments or otherwise howsoever incurred, whether incurred as principal or surety (collectively, and together with the expenses, costs and charges set out in Section 2.2(2), the "Obligations").

     (2) All reasonable expenses, costs and charges incurred by or on behalf of the Lender and the Lenders in connection with the preparation and issuance of this Security Agreement, the perfection, preservation and protection of the Security Interest and the enforcement of the Lender's rights and remedies hereunder, including the realization of the Collateral, and including all legal fees (on a solicitor and solicitor's own client basis) and disbursements, court costs, receiver's or Lender's remuneration and other expenses of taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, licensing, transferring, delivering or obtaining payment of the Collateral, shall be added to and form a part of the Obligations.

     Section 2.3 Attachment. (1) The Borrower and the Lender hereby acknowledge that (i) value has been given; (ii) the Borrower has rights in the Collateral (other than after-acquired Collateral); and (iii) the Borrower and the Lender have not agreed to postpone the time of attachment of the Security Interest.

     (2) The Borrower agrees to promptly inform the Lender in writing of the acquisition by the Borrower of any rights in or to any registrable or unregistrable intellectual property which is not adequately described herein or of the entitlement to the benefit of any application or registration therefore, and the Borrower agrees to execute and deliver at its own expense from time to time amendments to this Security Agreement or the schedules hereto or additional security agreements or schedules as may be required by the Lender in order that the Security Interest shall attach to such intellectual property.

     Section 2.4 Scope of Security Interest. (1) Nothing in Section 2.1 shall be construed as a grant of a security interest by the Borrower in any Intellectual Property licensed to the Borrower as licensee or any License in which, as a matter of law or by its terms, the Borrower may not grant a security interest without the consent or authorization of the licensor unless such consent or authorization has been obtained. To the extent that the creation of the Security Interest would constitute a breach or permit the acceleration of any License to which the Borrower is a party, the Security Interest shall not attach to the Intellectual Property licensed thereby or to the License, but the Borrower shall hold its interest therein in trust for the Lender and shall use its best efforts to obtain the consent of the other party thereto. Upon the Borrower obtaining the consent of such other party, the Security Interest shall be deemed to have automatically attached to such Intellectual Property and License.

     (2) Until the Security Interest shall have become enforceable with respect to any particular item of Intellectual Property, the grant of the Security
Interest in that Intellectual Property shall not affect in any way the Borrower's rights to commercially exploit that Intellectual Property, to defend that Intellectual Property, to enforce the Borrower's rights therein or with respect thereto against third parties in any court or to claim and be entitled to receive any damages with respect to any infringement or violation thereof.

     (3) The Security Interest shall not extend or apply to the last day of any term of years reserved by a License, but the Borrower shall stand possessed of any such reversion in trust to assign and dispose thereof as the Lender may direct.

     (4) The Lender will not be deemed in any manner to have assumed any obligation of the Borrower under any License nor shall the Lender be liable to any Official Body or license counterparties by reason of any default by any person under any License or other contract. The Borrower agrees to indemnify and hold the Lender harmless of and from all liability, loss, damage or expense (including but not limited to actual fees and costs charged to the Lender by his lawyers) which he may or might incur by reason of any claim or demand against him based on his alleged assumption of the Borrower's duty and obligation to perform and discharge the terms, covenants and agreements in any License.

     (5) It is expressly acknowledged by the Borrower that, notwithstanding any right or authority granted to the Borrower herein or in any other agreement or instrument to deal with the Collateral, it is the intention of the Borrower and the Lender that (i) the Security Interest shall operate and be construed as a fixed and specific charge of all Collateral in respect of which the Borrower presently has rights, and as a fixed and specific charge of all after-acquired Collateral which shall attach forthwith upon the Borrower acquiring rights therein, and (ii) the Security Interest shall neither operate nor be construed as a floating charge.

     Section 2.5 The Lender's Care and Custody of Collateral. (1) The Lender shall not be bound to dispose of, realize, protect or enforce any of the Borrower's right, title and interest in and to the Collateral or to institute proceedings for the purpose thereof.

     (2) The Lender shall have no obligation to keep Collateral in its possession identifiable.

     (3) The Lender may, after the Security Interest shall have become enforceable, (i) notify any person obligated on a License to make payment thereunder to the Lender whether or not the Borrower was theretofore making collections thereon, and (ii) assume control of any proceeds arising from the Collateral.

     Section 2.6 The Borrower's Dealings with Collateral. Except as permitted by the Credit Agreement, the Borrower shall not, without the prior written consent of the Lender, sell, exchange, license, release or abandon or otherwise dispose of the Collateral or create, assume or permit to remain outstanding any Lien in, on or of the Collateral.

     Section 2.7 Right of Set-Off. The Obligations secured by this Security Agreement shall be paid, when due, by the Borrower to the Lender without regard to any equities existing among the Borrower and the Lender, and without regard to any right of set-off or cross-claim or of any claim or demand of the Borrower against the Lender, or otherwise.

     Section 2.8 Protective Disbursements. If the Borrower fails to perform any covenant on its part contained in this Security Agreement then the Lender may, in its absolute discretion, perform any such covenant capable of being performed by it and, if any such covenant requires the payment or expenditure of money, the Lender may make such payment but shall be under no obligation to do so, and all sums so paid or expended by the Lender shall be immediately payable by the Borrower, shall bear interest at the highest rate set forth in the Credit Agreement until paid and shall be secured hereby, having the benefit of the Lien hereby created in priority to the indebtedness evidenced by this Security Agreement. No such performance or payment shall relieve the Borrower from any default under this Security Agreement or any consequences of such default.

                                   ARTICLE 3
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 3.1 Representations, Warranties and Covenants. The Borrower hereby represents, warrants, and covenants that:

     (a) a true and complete schedule setting forth all trade-mark and trade name registrations and pending applications and all unregistered trade-marks owned or controlled by the Borrower or licensed to the Borrower, together with a summary description and full information in respect of the filing or issuance thereof and expiration dates is set forth on Schedule A attached hereto;

     (b) a true and complete schedule setting forth all patents, patent applications, industrial designs and industrial design applications owned or controlled by the Borrower or licensed to the Borrower, together with a summary description and full information in respect of the filing or issuance thereof and expiration dates is set forth on Schedule B attached hereto;

     (c) a true and complete schedule setting forth all copyright applications and registrations owned or controlled by the Borrower or licensed to the Borrower, together with a summary description and full information in respect of the filing or issuance thereof is set forth on Schedule C attached hereto;

     (d) the Borrower is the sole and exclusive owner of the entire and unencumbered right, title, and interest in and to the Intellectual Property identified in Schedules A, B and C and in and to all other Intellectual Property (other than Permitted Encumbrances and licenses granted in the ordinary course of business) except that, if any, which is licensed from third parties, free and clear of any Liens, including licenses, shop rights and covenants by the Borrower not to sue third persons;

     (e) to the extend that any of the Intellectual Property has been developed or created by an employee or a third party for the Borrower, the Borrower has a written agreement with such employee or third party with respect thereto and the Borrower has thereby obtained ownership of, and is the exclusive owner of all such intellectual property by operations of law or by valid assignment;

     (f) except for the filing of a financing statement with provincial or state personal property registries, and filings with the Canadian Intellectual Property Office, the United States Patent and Trademark Office and the United States Copyright Office, or the corresponding offices in any other country which may be necessary or desirable to perfect the Security Interest, no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either for the grant by the Borrower of the Security Interest or for the execution, delivery or performance of this Security Agreement by the Borrower or for the perfection of or the exercise by the Lender of its rights hereunder to the Collateral in Canada or the United States;

     (g) there is no financing statement or assignment of any of the Intellectual Property (or similar statement or instrument of registration under the law of any jurisdiction) now on file or registered in any public office covering any interest of any kind in the Collateral, or intended to cover any such interest, which has not been subordinated, terminated or released by the secured party named therein and so long as the Obligations remain outstanding, the Borrower will not execute and there will not be on file in any public office any financing statement or assignment of the Intellectual Property (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except (i) financing statements or assignments of the

          Intellectual Property filed or to be filed in respect of and covering the Security Interest of the Lender hereby granted and provided for and (ii) with respect to Permitted Encumbrances;

     (h) the Borrower shall commence and diligently prosecute in its own name, as the real party in interest, for its own benefit and its own expense, such suits, administrative proceedings, or other actions for infringement or other causes of action as are in its reasonable business judgment necessary to protect the Collateral. The Borrower shall diligently defend all suits, administrative proceedings or other actions brought by third parties in respect of the Intellectual Property or use thereof (other than in respect of Permitted Encumbrances and licenses granted in the ordinary course of business). The Borrower shall provide to the Lender any information with respect thereto requested by the Lender. The Lender may, but shall not be required to, provide at the Borrower's expense all necessary cooperation in connection with any such suits, proceedings or actions including, without limitation, joining as a necessary party. Following the Borrower becoming aware thereof, the Borrower shall promptly notify the Lender of the institution of or any adverse determination in any proceeding in any patent, trade-mark or copyright office or other regulatory authority, or any Canadian, United States, state, provincial or foreign court regarding the Borrower's claim of ownership in any of the Intellectual Property, its right to apply for the same or its right to keep and maintain such rights;

     (i) the Borrower has continuously used the Trade-marks in the countries and association with the wares and services claimed in each of the trade-mark applications and registrations set out in Schedule A, and none of the Trade-marks have been abandoned or invalidated, and, except to the extent that the Lender, upon 10 days' prior written notice by the Borrower, shall consent, and except to the extent such Borrower has a value business purpose for doing otherwise (so long as any action on the part of any such the Borrower would not have a material adverse effect on the Borrower's business) the Borrower (either itself or through licensees) will continue to use the Trade-marks on each and every trade-mark class of goods in order to maintain the Trade-marks in full force free from any claim of abandonment for nonuse and the Borrower will not (nor will it permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trade-mark may become abandoned or invalidated, and the Borrower shall notify the Lender immediately if it knows of any reason or has reason to know that any pending application or issued Trade-mark may become abandoned or invalidated;

     (j) in no event shall the Borrower, either itself or through any agent, employee, licensee or designee, (i) file an application for the registration of any Intellectual Property with the Canadian Intellectual Property Office, the United States Patent and Trademark Office or any similar office or agency of the United States or Canada, any state or province thereof, any other country or any political subdivision thereof or (ii) file any assignment of any Intellectual Property, which the Borrower may acquire from a third party, with the Canadian Intellectual Property Office, the United States Patent and Trademark Office or any similar office or agency of the United States, Canada, any state or province thereof, any other country or any political subdivision thereof, unless the Borrower shall promptly notify the Lender thereof, and, upon request of the Lender, execute and deliver any and all assignments, agreements, instruments, documents and papers as the Lender may reasonably request to evidence the Lender's interest in such Intellectual Property and the goodwill and general intangibles of the Borrower relating thereto or represented thereby, and the Borrower hereby constitutes the Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, such power being coupled with an interest is irrevocable until the Obligations are paid in full;

     (k) except to the extent that the Lender, upon prior written notice from the Borrower, shall consent (which consent shall not be unreasonably withheld), the Borrower will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive license, grant a non-exclusive license (except in the ordinary course of business), or otherwise dispose of any of the Intellectual Property, and nothing in this Security Agreement shall be deemed a consent by the Lender to any such action except as expressly permitted herein;

     (l) as of the date hereof neither the Borrower nor any affiliate or subsidiary thereof owns any Intellectual Property registered in, or the subject of pending applications in, the Canadian Intellectual Property Office, the United States Patent and Trademark Office or any similar office or agency of the United States, Canada, any state or province thereof, any other country or any political subdivision thereof, other than those described in Schedules A, B and C hereto;

     (m) the Borrower will take all necessary steps in any proceeding before the Canadian Intellectual Property Office, the United States Patent and Trademark Office or any similar office or agency of the United States, Canada, any state or province thereof, any other country or any political subdivision thereof, to maintain each application and registration of the Intellectual Property, including, without limitation, filing of renewals, affidavits of use, and affidavits of incontestability, payment of all maintenance and other fees, and responding to and defending all opposition, interference, cancellation and expungement proceedings (except to the extent that dedication, abandonment or invalidation is permitted under paragraph (i) hereof);

     (n) the Borrower agrees that the Lender does not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Intellectual Property or the performance of any obligations to be performed under or with respect to any such agreement or contract by the Borrower, and the Borrower hereby agrees to indemnify and hold the Lender harmless of and from all liability, loss, damage or expense (including but not limited to actual fees and costs charged to the Lender by his lawyers) which he may or might incur by reason of any and all claims by any person relating thereto;

     (o) the Borrower agrees that if it, or any affiliate or subsidiary thereof, learns of any use by any person of any term or design likely to cause confusion with any Trade-mark, it shall promptly notify the Lender of such use and, if requested by the Lender, shall join with the Lender, at its expense, in such action as the Lender, in its reasonable discretion may deem advisable for the protection of the Lender's interest in and to such Trade-marks;

     (p) all licenses of Intellectual Property which the Borrower has granted to third parties are set forth in Schedule D hereto;

     (q) if the Borrower shall acquire title to any new Intellectual Property, the provisions of this Security Agreement shall automatically apply thereto. The Borrower shall promptly notify the Lender in writing of any rights to any new Trade-marks or Patents acquired by the Borrower after the date hereof and of any registrations issued or applications for registration made after the date hereof. Concurrently with the filing of an application for registration for any Intellectual Property, the Borrower shall execute, deliver and record in all places where this Security Agreement is recorded an appropriate agreement, substantially in the form hereof, with appropriate insertions, or an amendment to this Security Agreement, in form and substance reasonably satisfactory to the Lender, pursuant to which the Borrower shall grant a security interest to the extent of its interest in such registration as provided herein to the Lender; and

     (r) the Borrower has and will maintain all such confidentiality agreements as necessary to protect and preserve the Intellectual Property, and will obtain from employees and any third-parties who receive any of the Borrower's confidential information or who create any Intellectual Property for the Borrower all such releases, assignments, waivers and other agreements necessary to protect and preserve all such Intellectual Property.

                                   ARTICLE 4
                                   ENFORCEMENT

     Section 4.1 Default. The Security Interest shall be and become enforceable against the Borrower (i) if and when it shall fail to make payments or perform any of the Obligations on demand or otherwise when due and payable or to be performed, as the case may be, pursuant to the provisions of the Credit Agreement, (ii) if and when any representation or warranty made by the Borrower in this Security Agreement or any other Credit Facility Document is incorrect in any material respect when made or when reaffirmed, (iii) if and when the Borrower fails to observe or perform any covenant, condition or agreement to be observed or performed pursuant to this Security Agreement or any other Credit Facility Document which could reasonably be expected to materially and adversely affect the Lender; and upon the occurrence of an Event of Default as defined in the Credit Agreement.

     Section  4.2   Remedies.   Whenever  the   Security   Interest  has  become
enforceable, the Lender may realize upon the Collateral and enforce the rights of the Lender by:

     (a) sale, assignment, license, sub-license, granting options or options to purchase or any other disposal of the Collateral including all associated goodwill;

     (b)  collection of any proceeds arising in respect of the Collateral;

     (c)  collection, realization or sale of or other dealing with Royalties;

     (d) the exercise of any contractual, legal or other rights or interests of the Borrower under or in respect of the Collateral;

     (e) the payment of any Lien that may exist or be threatened against the Collateral, in which event such amount and any costs, charges and expenses incurred in connection therewith shall be added to the Obligations;

     (f) the appointment by instrument in writing of a receiver (which term as used in this Security Agreement includes a receiver and manager) or agent of the Collateral and the removal or replacement of such receiver or agent from time to time;

     (g) the institution of proceedings in any court of competent jurisdiction for the appointment of a receiver of the Collateral;

     (h) the institution of proceedings in any court of competent jurisdiction for sale or foreclosure of the Collateral;

     (i) filing proofs of claim and other documents to establish claims in any proceeding relating to the Borrower;

     (j) the set-off and application against the Obligations, to the fullest extent permitted by law, of any monies to be paid by the Lender to the Borrower under the Credit Agreement or any other agreement between the Lender and the Borrower; and

     (k) any other remedy or proceeding authorized or permitted by applicable law.

In addition, upon the occurrence of any default or Event of Default, as defined in the Credit Agreement, the Borrower shall grant to the Lender a royalty-free exclusive license to use the Intellectual Property and associated goodwill to the extent necessary to enable the Lender to possess and realize upon the Intellectual Property prior to the realization thereon.

Such remedies may be exercised from time to time separately or in combination and are in addition to and not in substitution for any other rights of the Lender however created. The Lender may proceed by way of any action, suit or other proceeding available at law and no right, remedy or power of the Lender shall be exclusive of or dependent on any other. The Lender may exercise any of its rights, remedies or powers separately or in combination and at any time. The Lender shall not be bound to exercise any such rights or remedies, and the exercise of such rights and remedies shall be without prejudice to the rights of the Lender in respect of the Obligations including the right to claim for any deficiency.

     Section 4.3 Additional Rights. In addition to the remedies of the Lender set forth in Section 4.2, the Lender may, whenever the Security Interest has become enforceable, demand, commence, continue or defend any judicial or administrative proceedings for the purpose of protecting, seizing, collecting, realizing or obtaining possession or payment of the Collateral, and give valid and effectual receipts and discharges therefor and compromise or give time for the payment or performance of all or any part of the accounts or any contract or any other obligation of any third party to the Borrower relating to the Collateral.

     Section 4.4 Concerning the Receiver. (1) Any receiver appointed by the Lender shall be vested with the rights and remedies which could have been exercised by the Lender in respect of the Borrower or the Collateral and such other powers and discretions as are granted in the instrument of appointment and any instrument or instruments supplemental thereto. The identity of the receiver, any replacement thereof and any remuneration thereof shall be within the unfettered discretion of the Lender.

     (2) Any receiver appointed by the Lender shall act as agent for the Lender for the purposes of taking possession of the Collateral, but otherwise and for all other purposes (except as provided below) as agent for the Borrower. The receiver may sell, assign, license, sub-license, grant options or options to purchase or otherwise dispose of Collateral, including all associated goodwill, as agent for the Borrower or as agent for the Lender (but in all cases shall take direction from the Lender) as the Lender may determine in its sole and unfettered discretion. The Borrower agrees to ratify and confirm all actions of the receiver acting as agent for the Borrower, and to release and indemnify the receiver in respect of all such actions other than actions constituting gross negligence or misconduct.

     (3) The Lender, in appointing or refraining from appointing any receiver, shall not incur liability to the receiver, the Borrower or otherwise and shall not be responsible for any misconduct or negligence of such receiver.

     Section 4.5 Appointment of Attorney. The Borrower hereby irrevocably appoints the Lender (and any officer thereof) as attorney of the Borrower (with full power of substitution) to exercise, whenever the Security Interest has become enforceable, in the name of and on behalf of the Borrower any of the Borrower's right (including the right of disposal), title and interest in and to the Collateral including the execution, endorsement and delivery of any agreements, documents, instruments and any notices, receipts, assignments or verifications of or in respect of Royalties. All acts of any such attorney are hereby ratified and approved, and such attorney shall not be liable for any act, failure to act or any other matter or thing in connection therewith, except for its own negligence or wilful misconduct.

     Section 4.6 Dealing with the Collateral and the Security Interest. (1) The Lender shall not be obliged to exhaust its recourses against the Borrower or any other person or persons or against any other security it, the Lender may hold in respect of the Obligations before realizing upon or otherwise dealing with the Collateral in such manner as the Lender may consider desirable.

     (2) The Lender may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Borrower and with other persons, sureties or securities as the Lender may see fit, all without prejudice to the Obligations or the rights of the Lender in respect of the Collateral.

     (3) The Lender shall not be (i) bound under any circumstances to realize upon the Collateral; (ii) liable or accountable for any failure to collect, realize or obtain payment in respect of the Collateral; (iii) bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Collateral or for the purpose of preserving any rights of the Lender and the Borrower or any other persons in respect thereof; (iv) responsible for any loss occasioned by any sale or other dealing with the Collateral or by the retention of or failure to sell or otherwise deal therewith; or (v) bound to protect the Collateral from depreciating in value or becoming worthless.

     (4) All moneys from time to time received by the Lender or the receiver may be applied as follows: first, in discharge of all operating expenses and other ongoings affecting the Collateral; second, in keeping in good standing all Liens on the Collateral having priority over the Security Interest; third, in payment of the remuneration and disbursements of the receiver (if any); fourth, in payment to the Lender of moneys payable hereunder and under any other agreements between the Lender and the Borrower entered into pursuant thereto; and the balance, if any, shall be paid to the Borrower or as a court of competent jurisdiction may direct. If there shall be a deficiency, the Borrower shall remain liable for such deficiency and shall pay the amount of such deficiency to the Lender forthwith.

     Section 4.7 Standards of Sale. Without prejudice to the ability of the Lender to dispose of the Collateral in any manner which is commercially reasonable, the Borrower acknowledges that a disposition of Collateral by the Lender which takes place substantially in accordance with the following provisions shall be deemed to be commercially reasonable:

     (a)  Collateral may be disposed of in whole or in part;

     (b) Collateral may be disposed of by public action, public tender or private contract, with or without advertising and without any other formality;

     (c) any purchaser or licensee of such Collateral may be a customer or related party of the Lender;

     (d)  a disposition  of Collateral may be on such terms and conditions as to
          credit,   deferred  payment  or  otherwise  as  the  Lender,   in  its
          discretion, may deem advantageous;

     (e) the Lender may establish an upset or reserve bid or price in respect of the Collateral; and

     (f) the Lender may buy in, rescind or vary any contract for the disposition of Collateral and may dispose of any Collateral again without being obligated to account or answer for any gain or loss occasioned thereby.

     Section 4.8 Dealings by Third Parties. No person dealing with the Lender or its agent or a receiver shall be required (i) to determine whether the Security Interest has become enforceable; (ii) to determine whether the powers which the Lender or such agent or receiver on behalf of the Lender is purporting to exercise have become exercisable; (iii) to determine whether any money remains due to the Lender by the Borrower; (iv) to determine the necessity or expediency of the stipulations and conditions subject to which any sale or license shall be made; (v) to determine the propriety or regularity of any sale or of any other dealing by the Lender with the Collateral; or (vi) to see to the application of any money paid to the Lender.

     Section 4.9 Statutory Waiver. To the fullest extent permitted by law, the Borrower waives all of the rights, benefits and protection provided to it by any statute which imposes limitations upon the rights, remedies or powers of a secured party.

                                   ARTICLE 5
                                     GENERAL

     Section 5.1 Discharge. The Security Interest shall be released and discharged upon, but only upon, full payment of the Obligations and at the request and expense of the Borrower.

     Section 5.2 No Merger, etc. No judgment recovered by the Lender shall operate by way of merger of or in any way affect the Security Interest, which is in addition to and not in substitution for any other security now or hereafter held by the Lender in respect of the Obligations.

     Section 5.3 Waivers, etc. No amendment, consent or waiver by the Lender shall be effective unless made in writing and signed by an authorized officer of the Lender and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 5.4 Further Assurances. The Borrower shall from time to time, whether before or after the Security Interest shall have become enforceable, do all such acts and things and execute and deliver all such deeds, transfers, assignments and instruments as the Lender may reasonably require for protecting the Collateral or perfecting the Security Interest and for exercising all rights, remedies, powers, authorities and discretions hereby conferred upon the Lender, and the Borrower shall, from time to time after the Security Interest has become enforceable, do all such acts and things and execute and deliver all such deeds, transfers, assignments and instruments as the Lender may require for facilitating the sale of or other dealing with the Collateral in connection with any realization thereof.

     Section 5.5 Notice. All notices, requests, demands, directions and communications (in this Section 5.5, "notices") hereunder shall be sent by telex, facsimile or similar means of recorded communication or hand delivery and shall be effective when hand delivered or, in the case of successful telex, facsimile or similar means of recorded communication, when received. All notices shall be given to the respective addresses on page 1 of this Security Agreement or, in either case, in accordance with any unrevoked written direction as to a change of address given in accordance with this Section 5.5.

     Section 5.6 Successors and Assigns. This Security Agreement shall be binding upon the Borrower, its successors and permitted assigns, and shall enure to the benefit of the Lender and its successors and assigns. The Borrower may not assign or novate any of its rights or obligations under this Security Agreement without the prior written consent of the Lender. All rights of the Lender hereunder shall be assignable in accordance with the terms of the Credit Agreement.

     Section 5.7 Headings, etc. The division of this Security Agreement into sections and subsections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

     Section 5.8 Severability. If and to the extent that any provision hereof shall conflict with any mandatory provision of the PPSA (including, without limitation, an exclusion or purported exclusion of a duty or onus imposed by the PPSA or a limitation or purported limitation of the liability of or the amount of damages recoverable from a person who has failed to discharge a duty or obligation imposed by the PPSA), such provision of the PPSA shall govern. The provisions of this Security Agreement are intended to be severable. If any provision of this Security Agreement shall be held to be invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     Section 5.9 Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and of Canada applicable therein and shall be treated in all respects as an British Columbia contract.

     Section 5.10 Incorporation of Schedules. Schedules A, B, C and D shall, for all purposes hereof, form an integral part of this Security Agreement.

     Section 5.11 Conflict. In the event of a conflict or inconsistency between the provisions of this Security Agreement and the provisions of the Credit Agreement, the provisions of the Credit Agreement shall prevail.

     Section 5.12 Acknowledgement of Receipt/Waiver. The Borrower acknowledges receipt of an executed copy of this Security Agreement. The Borrower waives, to the extent permitted by law, the right to receive a copy of any financing statement, financing change statement or verification statement registered with or issued by any personal property registry or other Official Body in connection with this Security Agreement.

     IN WITNESS WHEREOF the Borrower has duly executed this Security Agreement and affixed its corporate seal under the hands of its proper officers duly authorized for the purpose thereof as of the date first above written.

                                        INFOWAVE SOFTWARE, INC.


                                        Per: ----------------------------------
                                                Authorized Signatory


                                        Per: ----------------------------------
                                                Authorized Signatory

                                   SCHEDULE A

         TRADE-MARKS, TRADE-MARK REGISTRATIONS AND PENDING APPLICATIONS


REGISTERED TRADE-MARKS
----------------------



--------------------------------------------------------------------------------
Trade-mark:                I Design
Country:                   Canada
Registration No.:          527,301
Registration Date:         May 4, 2000

--------------------------------------------------------------------------------
Trade-mark:                I Design
Country:                   United States
Registration No.:          2,411,809
Registration Date:         Dec. 12, 2000

--------------------------------------------------------------------------------
Trade-mark:                INFOWAVE
Country:                   Canada
Registration No.:          441,677
Registration Date:         March 31, 1995

--------------------------------------------------------------------------------
Trade-mark:                INFOWAVE OFFICE ENABLER
Country:                   Canada
Registration No.:          496,520
Registration Date:         June 19, 1998

--------------------------------------------------------------------------------
Trade-mark:                INFOWAVE OFFICE ENABLER
Country:                   United States
Registration No.:          2,291,877
Registration Date:         November 16, 1999

--------------------------------------------------------------------------------
Trade-mark:                INFOWAVE WIRELESS ENABLER
Country:                   Canada
Registration No.:          507,188
Registration Date:         January 27, 1999

--------------------------------------------------------------------------------
Trade-mark:                infoWave Design
Country:                   United States
Registration No.:          2,301,202
Registration Date:         December 21, 1999

--------------------------------------------------------------------------------

TRADE-MARK APPLICATIONS
-----------------------

--------------------------------------------------------------------------------
Trade-mark:                CRM2GO
Country:                   Canada
Serial No.:                1,045,777
Filing Date:               February 8, 2000

--------------------------------------------------------------------------------
Trade-mark:                SFA2GO
Country:                   Canada
Serial No.:                1,045,774
Filing Date:               February 8, 2000

--------------------------------------------------------------------------------

Trade-mark:                INFOWAVE & CIRCLE WITHIN A CIRCLE DESIGN
Country:                   Canada
Serial No.:                1,084,735
Filing Date:               November 30, 2000

--------------------------------------------------------------------------------

Trade-mark:                INFOWAVE & CIRCLE WITHIN A CIRCLE DESIGN
Country:                   United States
Serial No.:                76/218,583
Filing Date:               March 5, 2001

--------------------------------------------------------------------------------

Trade-mark:                INFOWAVE WIRELESS ENABLER
Country:                   United States
Serial No.:                75/396,059
Filing Date:               November 25, 1997

--------------------------------------------------------------------------------

Trade-mark:                INFOWAVE
Country:                   United States
Serial No.:                75/229,032
Filing Date:               January 21, 1997

--------------------------------------------------------------------------------

Trade-mark:                SYMMETRY
Country:                   United States
Serial No.:                75/816,213
Filing Date:               Oct. 5, 1999

--------------------------------------------------------------------------------

Trade-mark:                WIRELESS BUSINESS ENGINE
Country:                   United States
Serial No.:                76/139,261
Filing Date:               October 3, 2000

--------------------------------------------------------------------------------

Trade-mark:                WIRELESS BUSINESS ENGINE
Country:                   Canada
Serial No.:                1,074,166
Filing Date:               September 8, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Trade-mark:                INFOWAVE FOR THE NET
Country:                   United States
Serial No.:                75/803,984
Filing Date:               September 21, 1999

--------------------------------------------------------------------------------

Trade-mark:                INFOWAVE FOR EXCHANGE
Country:                   United States
Serial No.:                75/803,983
Filing Date:               September 21, 1999

--------------------------------------------------------------------------------

Trade-mark:                WIRELESS BUSINESS ENGINE
Country:                   European Community (Austria, Belgium, Denmark,
                           Finland, France, Germany, Greece, Ireland, Italy,
                           Luxembourg, Netherlands, Portugal, Spain, Sweden and
                           United Kingdom).
Serial No.:                1,996,636
Filing Date:               November 29, 2000

--------------------------------------------------------------------------------

                                   SCHEDULE B

                PATENTS, PATENT APPLICATIONS, INDUSTRIAL DESIGNS
                       AND INDUSTRIAL DESIGN APPLICATIONS


Registrations
-------------

None

Applications
------------

       United States Patent Application No. 09/755,898 - Filing Date May 5, 2001
       Title:       METHOD, APPARATUS, SIGNALS AND MEDIA FOR PROVIDING CUSTOM
                    OUTPUT IN RESPONSE TO USER INPUT AND E-MAIL SYSTEM
                    EMPLOYING SAME
       Inventor:    Mark Miller Chesser
       Assignee:    Infowave Software, Inc.

       Canadian Patent Application No. 2,330,414 - Filing Date May 8, 2001
       Title:       METHOD, APPARATUS, SIGNALS AND MEDIA FOR PROVIDING CUSTOM
                    OUTPUT IN RESPONSE TO USER INPUT AND E-MAIL SYSTEM
                    EMPLOYING SAME
       Inventor:    Mark Miller Chesser
       Assignee:    Infowave Software, Inc.

                                   SCHEDULE C

                    COPYRIGHT APPLICATIONS AND REGISTRATIONS


Nil.

                                   SCHEDULE D

                                    LICENSES


AT & T Wireless
Software Supply and License Agreement, dated September 25, 2000

Clearnet
Letter Agreement, dated March 27, 2000

Compaq Computer Corporation
Corporate Partnership Agreement dated April 5, 2000

CompServ, Inc.
North American Integration Partner Agreement dated Feb. 27, 2001

Getronics UK Ltd.
European Integration Partner Agreement dated March/April 2001

Glenayre Electronics, Inc.
1.   Strategic Development Agreement dated March 31, 1999
2. Amendment and Addendum 1 to the Strategic Development Agreement dated March 31, 1999

Handango
Partner Agreement dated June 2000

Inflightonline
Letter Agreement dated September 2000

Intel Corporation
Software License and Development Agreement, dated June 2000

Interknowlogy LLC
North American Integration Partner Agreement dated Feb. 15, 2001

NETiMAGE
Partner Agreement, dated Sept/Oct 2000

Nextcell Inc.
General Licensing Agreement, September 1, 2000

Nokia Internet Communications, Inc.
Authorized Reseller Agreement, August 2000

Nokia Mobile Phones, Inc.
Value Added Services Cooperation Agreement, February 2000

Novatel Wireless, Inc.
Distribution Agreement dated November 17, 2000

Sierra Wireless, Inc.
Co-Marketing and Reseller Agreement, October 12, 1999

Sprint Spectrum L.P.
Software Company Alliance Agreement dated December 19, 2000

Suma Partners, Inc.
Partner Agreement dated June 2000
North American Integration Partner Agreement January/February 2001

Telus Mobility
Telus Mobility Letter Contract signed Nov. 30, 2000

The Whitlock Group
North American Integration Partner Agreement dated February/ March 2001

Wireless Internet Solutions Providers Inc.
Partner Agreement dated June 2000

WirelessKnowledge LLC
Strategic Partnership Agreement dated April 21, 1999